                                                                    Exhibit 99.1

[Parkvale Financial Corporation Logo]
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           4220 WILLIAM PENN HIGHWAY, MONROEVILLE, PA 15146-2774  (412) 373-7200
                                                             FAX# (412) 373-1570


FOR IMMEDIATE RELEASE                                         July 24, 2003
---------------------

         PARKVALE FINANCIAL CORPORATION, MONROEVILLE, PA (NASDAQ: PVSA) ANNOUNCES EARNINGS FOR THE FOURTH QUARTER AND FISCAL YEAR 2003

         PARKVALE FINANCIAL CORPORATION REPORTED NET INCOME FOR THE QUARTER ENDED JUNE 30, 2003 OF $2.5 MILLION OR $0.43 PER DILUTED SHARE COMPARED TO NET INCOME OF $443,000 OR $0.07 PER DILUTED SHARE FOR THE QUARTER ENDED JUNE 30, 2002. THE INCREASE IN NET INCOME FOR THE JUNE 2003 QUARTER IS PRIMARILY ATTRIBUTABLE TO SIGNIFICANTLY LOWER IMPAIRMENT CHARGES AND SECURITY GAINS AS COMPARED TO THE 2002 QUARTER. The June 2003 quarterly results contain gains on the sale of investments of $1.1 million offset by a $1.1 million expense related to foreclosed real estate. The June 2002 quarterly results include a net loss on securities of $701,000 and $3.4 million related to foreclosed real estate. The June 2003 quarter was also impacted by narrower interest margins.

         Parkvale Financial Corporation reported net income for the fiscal year ended June 30, 2003 of $10.5 million or $1.86 per diluted share compared to net income of $10.4 million or $1.81 per diluted share for the year ended June 30, 2002. Fiscal 2003 results contain gains on the sale of investments of $1.1 million offset by a $1.1 million expense related to foreclosed real estate. Fiscal 2002 results contain gains of $7.1 million on the sale of investments and losses of $2.6 million on the impairment of securities and $6.5 million related to foreclosed real estate. Net interest income was $32.3 million in fiscal 2003 compared to $33.1 million in fiscal 2002.

         Parkvale Financial Corporation is the parent of Parkvale Bank, which has 39 offices in Southwestern Pennsylvania. The Bank had assets of $1.6 billion at June 30, 2003.

         (Condensed Consolidated Statements of Operations and selected financial data are attached.)

Contact: Robert J. McCarthy, Jr.                     Timothy G. Rubritz
         President and CEO                           Chief Financial Officer
         (412) 373-4815                              (412) 373-4817



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                         PARKVALE FINANCIAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (Dollar amounts in thousands except per share data)
                                   (Unaudited)

                                                                        THREE MONTHS ENDED                   YEAR ENDED
                                                                             JUNE 30,                         JUNE 30,
                                                                      2003             2002               2003           2002
                                                                -----------------------------------------------------------------
Net interest income                                                      $7,825              $8,974         $32,266      $33,147
Provision for loan losses                                                    70                  44             308          205
Net gain (loss) on sale and writedown of securities                       1,091                (701)          1,091        4,550
Other non-interest income                                                 1,756               1,667           6,954        6,110
Real estate owned expenses and writedowns                                 1,100               3,400           1,100        6,500
Other non-interest expenses                                               5,981               5,972          23,466       21,328
                                                                -----------------------------------------------------------------

Income before income taxes                                                3,521                 524          15,437       15,774
Income tax expense                                                        1,062                  81           4,908        5,344
                                                                -----------------------------------------------------------------

Net income                                                               $2,459                $443         $10,529      $10,430
                                                                =================================================================

Net income per diluted share                                              $0.00               $0.00           $0.00        $0.00
Dividend per share                                                        $0.18               $0.18           $0.72        $0.72
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                             SELECTED FINANCIAL DATA
               (Dollar amounts in thousands except per share data)
                                                                                              JUNE 30,
                                                                                       2003              2002
                                                                                ------------------------------------

Total assets                                                                             $1,642,803      $1,632,192
Savings deposits                                                                          1,331,760       1,349,339
Loans, net of allowance                                                                   1,241,779       1,217,639
Loan loss allowance                                                                          15,013          15,492
Nonperforming loans and foreclosed real estate                                                9,979           5,186
Ratio of classified assets to total assets                                                     0.61            0.32
Allowance for loan losses as a % of gross loans                                                1.19            1.26
Total shareholders' equity                                                                   99,474          97,404
Book value per share                                                                         $17.93          $17.09
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                               OTHER SELECTED DATA

                                                                             THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                                  JUNE 30,                         JUNE 30,
                                                                           2003              2002             2003         2002
                                                                -----------------------------------------------------------------

Average interest rate spread                                              1.90%               2.15%           1.96%        2.10%
Return on average assets                                                   0.60                0.11            0.65         0.70
Return on average equity                                                   9.92                1.81           10.82        10.96
Other non-interest expenses* to average assets                             1.47                1.47            1.44         1.40

 PARKVALE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollar amounts in thousands except share data)
(Unaudited)

                                                                                                                  JUNE 30,
                                    Assets                                                                  2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
Cash and noninterest-earning deposits                                                                      $32,067         $25,050
Federal funds sold                                                                                          72,000         119,000
Interest-earning deposits in other banks                                                                    17,576          17,473
Investment securities available for sale (cost of $19,185 in 2003
   and $11,780 in 2002)                                                                                     19,743          13,080
Investment securities held to maturity (fair value of $215,587
   in 2003 and $201,098 in 2002)                                                                           210,827         199,860
Loans, net of allowance of $15,013 in 2003 and $15,492 in 2002                                           1,241,779       1,217,639
Foreclosed real estate, net                                                                                  2,696           1,717
Office properties and equipment, net                                                                        11,196          10,080
Intangible assets and deferred charges                                                                      11,572          11,787
Prepaid expenses and other assets                                                                           23,347          16,506

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          Total assets                                                                                  $1,642,803      $1,632,192
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                         Liabilities and Shareholders' Equity

                                 Liabilities
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Savings deposits                                                                                        $1,331,760      $1,349,339
Advances from Federal Home Loan Bank

  and other debt                                                                                           174,157         147,996
Trust preferred securities                                                                                  25,000          25,000
Advance payments from borrowers for taxes and insurance                                                      7,144           7,882
Other liabilities                                                                                            5,268           4,571

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          Total liabilities                                                                              1,543,329       1,534,788

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                                 Shareholders' Equity

Preferred stock ($1.00 par value; 5,000,000 shares
     authorized; 0 shares issued)                                                                               --              --
Common stock ($1.00 par value; 10,000,000 shares authorized;
      6,734,894 shares issued)                                                                               6,735           6,735
Additional paid-in capital                                                                                   4,132           4,293
Treasury stock at cost - 1,186,663 shares in 2003 and 1,034,483 shares in 2002                             (22,951)        (19,128)
Accumulated other comprehensive income                                                                         355             826
Retained earnings                                                                                          111,203         104,678

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          Total shareholders' equity                                                                        99,474          97,404
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          Total liabilities and shareholders' equity                                                    $1,642,803      $1,632,192
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Book value per share                                                                                        $17.93          $17.09

                         PARKVALE FINANCIAL CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
              (Dollar Amounts in Thousands, except per share data)
                                   (Unaudited)

                                                                     THREE MONTHS ENDED                   YEAR ENDED
                                                                          JUNE 30,                         JUNE 30,
                                                                     2003           2002             2003            2002
                                                                -----------------------------------------------------------
Interest income:
  Loans                                                             $16,601       $20,172            $72,473       $79,568
  Investments                                                         3,080         3,087             11,879        10,649
  Federal funds sold                                                    341           579              1,678         2,728
                                                                -----------------------------------------------------------

      Total interest income                                          20,022        23,838             86,030        92,945
                                                                -----------------------------------------------------------

Interest expense:
  Savings deposits                                                    9,726        12,709             44,127        52,688
  Borrowings & Trust preferred securities                             2,471         2,155              9,637         7,110
                                                                -----------------------------------------------------------


      Total interest expense                                         12,197        14,864             53,764        59,798

Net interest income                                                   7,825         8,974             32,266        33,147
Provision for loan losses                                                70            44                308           205
                                                                -----------------------------------------------------------

Net interest income after provision for losses                        7,755         8,930             31,958        32,942
                                                                -----------------------------------------------------------

Noninterest Income:
  Service charges on deposit accounts                                 1,053         1,050              4,370         3,708
  Other service charges and fees                                        480           287              1,497         1,047
  Net gain (loss) on sale and writedown of securities                 1,091          (701)             1,091         4,550
  Miscellaneous                                                         223           330              1,087         1,355
                                                                -----------------------------------------------------------

      Total other income                                              2,847           966              8,045        10,660
                                                                -----------------------------------------------------------

Noninterest Expenses:
  Compensation and employee benefits                                  3,271         3,194             12,984        11,548
  Office occupancy                                                    1,050           999              4,155         3,594
  Marketing                                                             116           220                496           600
  FDIC insurance                                                         53            58                224           222
  Office supplies, telephone, and postage                               429           421              1,661         1,449
  Real estate owned expenses and writedowns                           1,100         3,400              1,100         6,500
  Miscellaneous                                                       1,062         1,080              3,946         3,915
                                                                -----------------------------------------------------------

      Total other expense                                             7,081         9,372             24,566        27,828
                                                                -----------------------------------------------------------

Income before income taxes                                            3,521           524             15,437        15,774
Income tax expense                                                    1,062            81              4,908         5,344
                                                                -----------------------------------------------------------

Net income                                                           $2,459          $443            $10,529       $10,430
                                                                ===========================================================

Net income per share:
      Basic                                                           $0.44         $0.07              $1.89         $1.84
      Diluted                                                         $0.43         $0.07              $1.86         $1.81